Exhibit 10.4

SUBSCRIPTION AGREEMENT

ALLIANCE PETROLEUM CORPORATION

The undersigned (the “Subscriber”) hereby irrevocably subscribes for that number of shares of common stock, par value $0.001 per share (the “Shares”), of Alliance Petroleum Corporation, a Nevada corporation (the “Company”), set forth below, upon and subject to the terms and conditions set forth in the Company’s Prospectus dated ________________, 2011 in the United States Securities and Exchange Commission Registration Statement on Form S-1, to which this Subscription Agreement is attached.

This Subscription Agreement is for the purchase of shares of common stock of the Company from the Company’s offering of 500,000 shares in the Company’s Prospectus, at an offering price of $0.20 per share.  This Subscription Agreement is not for the purchase shares of common stock, also at an offering price of $0.20 per share, from the offering of 4,050,000 shares by certain selling stockholders of the Company, also being made under the Prospectus.

Total number of shares subscribed for at US $0.20 per share:  ________________ shares.

Amount paid with this Subscription Agreement at a price of US $0.20 per Share: US $__________________.

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ___ day of _____________, 2011.

Name of Entity (for purchasers which are entities only):  ________________________________

Signature:  __________________________________________

Print Name:  ________________________________________

Print Title (for purchasers which are entities only):  _________________________________________

Address:  ___________________________________________

   __________________________________________

Telephone No.:  _____________________________________

E-mail Address:  ____________________________________

Subscriber’s US Social Security Number or

identification number of home jurisdiction:   ___________________________

Signature of Co-owners, if applicable:  ___________________________________

Name as it should appear on the Certificate:  _______________________________

If Joint Ownership, check one (all parties must sign above):

[  ] Joint Tenants with Right of Survivorship

[  ] Tenants in Common

[  ] Community Property

If Fiduciary or Business Entity check one:

[  ] Trust

Authorized Person _________________________    Capacity_____________________

[  ] Estate

Authorized Person _________________________    Capacity_____________________

[  ] Corporation

Authorized Person _________________________    Capacity_____________________

[  ] Limited Liability Company

Authorized Person _________________________   Capacity_____________________

[  ] Partnership

Authorized Person _________________________   Capacity_____________________

[  ] Other ____________________ (Describe)

Authorized Person _________________________   Capacity_____________________

PAYMENT BY CHECK OR MONEY ORDER INSTRUCTIONS

If Subscriber wishes to pay the purchase price of his or her Shares by check, all checks or money orders shall be made payable to:  Alliance Petroleum Corporation, 112 North Curry Street, Carson City Nevada, telephone (775) 562-3311.

WIRE TRANSFER INSTRUCTIONS

If Subscriber wishes to wire transfer the purchase price of his Shares, he or she shall wire transfer immediately available funds in the amount of the purchase price subscribed for hereunder, as follows:

Bank:

________________________

Account Name:

________________________

Account No.:

________________________

ABA Routing No.:

________________________

SWIFT code:

________________________

Bank Contact:

________________________

ACCEPTANCE OF SUBSCRIPTION

The foregoing Subscription is hereby accepted for and on behalf of Alliance Petroleum Corporation this

_____day of _____________, 2011.

ALLIANCE PETROLEUM CORPORATION

By: _______________________________________

       Name:  Khurram Ijaz

       Title: President and Chief Executive Officer

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